Exhibit 10.27.12

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

FOURTEENTH AMENDMENT TO UNITED EXPRESS AGREEMENT

This Fourteenth Amendment to the United Express Agreement (the “Amendment”) is dated as of May 27, 2016 by and between UNITED AIRLINES, INC., a Delaware corporation, with its corporate offices located at 233 S. Wacker Drive, Chicago, IL 60606 (“United”), REPUBLIC AIRLINE INC., an Indiana corporation, with its corporate offices at 8909 Purdue Road, Suite 300, Indianapolis, IN 46268, and SHUTTLE AMERICA CORPORATION, an Indiana corporation, with its corporate offices at 8909 Purdue Road, Suite 300, Indianapolis, IN 46268 (“Contractor”).

WHEREAS, the parties previously entered into that certain United Express Agreement dated as of December 28th, 2006, United Contract # 172884 (together with all prior amendments thereto, the “Agreement”) (the parties acknowledge that amendments 2, 3 and 9 are intentionally omitted); and

WHEREAS, pursuant to Article XXXI of the Agreement, the parties may modify or amend the Agreement; and

WHEREAS, the parties desire to further amend the Agreement in accordance with the terms and conditions of this Amendment; and

NOW THEREFORE, for good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

I.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings assigned to them in the Agreement or other written agreements by and between the parties as noted.

II.	SCOPE, TERM, and CONDITIONS

A.	Article I of the Agreement is hereby amended by adding new definitions, as follows: [***].

“Existing ERJ-170 Aircraft” means [***] ERJ-170 aircraft operated pursuant to the Agreement as of immediately prior to the date of this Amendment.

“GAAP” means generally accepted accounting principles in the United States of America, consistently applied.

[***]

[***]

“Pre-Owned ERJ-170 Aircraft” means [***] ERJ-170 aircraft.

[***]

Notwithstanding anything to the contrary in this Agreement (including in the Seventh Amendment (as such term is defined in the Fourteenth Amendment)), “Republic” shall mean Republic Airways Holdings Inc. and “Republic Airline” shall mean Republic Airline Inc.

B.	Article IV of the Agreement is hereby amended [***] as follows:

C.	[***]

III.	[***].

A.	[***].

i.	[***]

B.	[***].

i.	[***]

C.	[***].

i.	[***]

D.	[***].

i.	[***]

IV.	MISCELLANEOUS.

Except as otherwise amended herein, the Agreement will remain in full force and effect. The terms of this Amendment are deemed to be incorporated in, and made a part of, the Agreement, and the Agreement and this Amendment shall constitute a single integrated agreement. This Amendment supersedes that certain Letter of Intent Dated February 22, 2016 by and among United, on the one hand, and Contractor, its Parent and affiliates, on the other hand (the “February 2016 LOI”), except that the Binding Provisions (as such term is defined in the February 2016 LOI) included in the February 2016 LOI shall continue to apply in accordance with their terms. This Amendment may be executed in any number of counterparts, by original or facsimile signature, each of which when executed and delivered shall be deemed an original and such counterparts together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have by their duly authorized officers caused this Amendment to be entered into and signed as of the date first written above.

UNITED AIRLINES, INC.		SHUTTLE AMERICA CORPORATION

By:	/s/ Gerald Laderman	By:	/s/ Joseph P. Allman
Name: Gerald Laderman		Name: Joseph P. Allman
Title: Senior Vice President — Finance and acting Chief Financial Officer		Title: Senior Vice President, CFO

Republic Airways Holdings Inc. consents to the foregoing Amendment and agrees that its guaranty of the Agreement shall apply to the Agreement as amended by this Amendment. Republic Airways Holdings Inc. also reconfirms its guaranty of the Operative Agreements (as defined in the Credit Agreement).

REPUBLIC AIRWAYS HOLDINGS INC.

		By:	/s/ Joseph P. Allman
Name: Joseph P. Allman
Title: Senior Vice President, CFO

REPUBLIC AIRLINES INC.

By:	/s/ Ethan J. Blank
Name: Ethan J. Blank
Title: VP, General Counsel

Attachment 1

[***]

Attachment 2

[***]

Attachment 3

APPENDIX N

UNITED WI-FI

1.	General Installation

United has contracted with Gogo, Inc. (“Gogo”) to provide air-to-ground internet service inflight (“United’s Wi-Fi Agreement”). Pursuant to United’s Wi-Fi Agreement, Gogo or one of its subcontractors will install the Gogo Wi-Fi and inflight entertainment equipment, including associated software (“Wi-Fi Equipment”) on the ERJ 170 and ERJ175 Aircraft. For purposes of this Amendment, Wi-Fi and inflight entertainment services will be defined as “Wi-Fi Services”. As of the date of this Amendment, Gogo has subcontracted with STS Line Maintenance (“STS”) to perform the actual installation of the Wi-Fi Equipment. Contractor and United agree that the Wi-Fi Equipment will be installed on selected Contractor aircraft that provide United Express regional airline services as such aircraft are determined by United from time to time; such initially selected aircraft are defined by tail number and identified in Exhibit A to this Attachment 3 and may be referred to throughout this Amendment as “Equipped Aircraft”. United has purchased, or will purchase, all Wi-Fi Equipment installed. Contractor agrees that United shall remain the sole owner of the Wi-Fi Equipment installed on Contractor aircraft and Contractor agrees not to assert any claim of ownership or a lien on such Wi-Fi Equipment. United will purchase all Wi-Fi Equipment from Gogo. Contractor agrees to use its commercially reasonable efforts to make its selected aircraft available to Gogo and/or STS (or other installation vendor as applicable) to enable the installation of the Wi-Fi Equipment to occur as expeditiously as possible without interfering with Contractor’s operations (and United agrees to reasonably cooperate with Contractor in this regard with respect to scheduling of the aircraft to facilitate such installation).

2.	Revenues from the Sale of Wi-Fi service

Contractor acknowledges and agrees that all revenues generated from or in connection with the sale of Wi-Fi Services onboard Equipped Aircraft are the sole property of and shall be retained by United (or, if received by Contractor, shall be remitted on the same basis as other passenger revenue under the Agreement, without set-off to United, free and clear of any claims or liens created by Contractor or any third party arising by, through or under Contractor or its affiliates). Contractor agrees that it shall reasonably cooperate with United so as to permit United to receive all revenues of the type described above.

3.	Purchase Order Details

[***]

4.	Compliance with Laws and Certification

Contractor will comply with all laws and regulations applicable to Contractor in performing Contractor’s obligations under this Agreement and will cooperate, to the extent reasonably necessary, with Gogo, at no cost or charge to Contractor or United, for Gogo and Gogo subcontractors to comply with all laws and regulations applicable to Gogo and its subcontractors. Contractor will also provide Gogo or its subcontractors, at no cost or charge to Gogo or United, with access at reasonable times and on reasonable prior notice to the Equipped Aircraft and provide such assistance as Gogo reasonably requests to obtain and maintain any legally required certification of the Wi-Fi Equipment and Gogo Services at all times during the Term.

5.	Warranty Conditions

Contractor shall notify United and Gogo as soon as practicable when it becomes aware of any failure in performance, malfunction, defect, loss of or damage to the Wi-Fi Equipment with reasonable details (it being acknowledged that United may be precluded from claiming a breach of the warranty included in the United Wi-Fi Agreement without such information). Contractor shall not take any action that would (i) cause a failure or defect of the Wi-Fi Equipment by combining it with equipment, software, or services not supplied, authorized or specified by Gogo, (ii) cause Wi-Fi Equipment to be subjected to any misuse, neglect, accident or improper maintenance by Contractor or subcontractors, or (iii) cause an infringement or misappropriation of a third party’s intellectual property by combining the Wi-Fi Equipment with any content, materials, equipment or software provided by or on behalf of Contractor that is not authorized or approved by Gogo. Contractor shall not itself, nor knowingly permit any other party to, modify or tamper with the Wi-Fi Equipment, other than Gogo or its subcontractors.

6.	Defective Equipment and Software

In the event of a defect in the Wi-Fi Equipment covered by the warranty, Contractor agrees to use its commercially reasonable efforts to ship such Wi-Fi Equipment to Gogo within [***] if requested by Gogo to do so (and the reasonable shipping costs shall be reimbursed to Contractor by United).

7.	Maintenance and Support

For a period of time under the United Wi-Fi Agreement, Gogo or its subcontractor will provide touch labor to correct any malfunctioning or defective Wi-Fi Equipment, including any associated software. Following the expiration of this initial warranty period, United may either (i) continue to have Gogo or its subcontractor provide touch labor or (ii) elect to provide touch labor for maintenance of Wi-Fi Equipment on Equipped Aircraft. Gogo may dispatch Gogo personnel or its subcontractors to the Contractor’s designated Wi-Fi Equipment maintenance location to troubleshoot maintenance issues with such Wi-Fi Equipment; the cost of such maintenance services shall be mutually agreed upon between United and Gogo and will be at United expense.

8.	Contractor Responsibilities For Maintenance Support

A.

After installation occurs, Contractor will as soon as practicable notify Gogo when it becomes aware that Wi-Fi Equipment is malfunctioning, inoperative or defective. Contractor shall make such Equipped Aircraft available for maintenance services as required, in a timely manner as operationally practical, and shall use its commercially reasonable efforts to make such Equipped Aircraft available for service within [***] of notifying Gogo (it being acknowledged that maintenance touch labor by Gogo or its subcontractors will require a minimum of [***] of maintenance touch time in most cases to avoid [***]).

B.

Contractor shall use its commercially reasonable efforts to make the Equipped Aircraft available to Gogo from time to time at Contractor’s facilities for purposes of refreshing the onboard streaming video content.

C.

Contractor shall provide to Gogo, or its subcontractors, electronic access to all specific and customized technical manuals and documents in order to perform installation, maintenance and repairs including but not limited to its Aircraft Maintenance Manual (AMM), Illustrated Parts Catalog (IPC) and Wiring Diagram Manual (WDM) and any other documents requested which are essential for Gogo or its designated subcontractor to provide maintenance and repair services on the Wi-Fi Equipment.

D.

Contractor shall use commercially reasonable efforts to provide day-to-day communication to United and Gogo as to any non-performance of Gogo Services and the system (e.g., the system is inoperative, the system is restored) as necessary.

E.	Contractor shall provide Gogo with the applicable manual reference and procedures for any Service Bulletins relevant to the Gogo Services outlining the appropriate handling procedures.

F.

Contractor will be responsible for ensuring that all applicable Contractor requirements for repair and maintenance stations (such as any FAA required certifications) per Contractor’s maintenance manual are met.

G.	Contractor shall complete all required work for Service Bulletins and associated engineering authorizations (EA) applicable to Contractor related to the Wi-Fi Equipment [***].

H.

Contractor shall store spare parts to repair and maintain the Wi-Fi Equipment in a secure, environmentally stable location. Contractor shall maintain adequate levels of insurance against loss or damage while such spare parts are in Contractor’s custody and control.

I.

Contractor will provide a program contact and such other human resources with respect to the Wi-Fi Services, including resources onsite at certain locations at certain times, as may reasonably be required to work cooperatively with Gogo and its subcontractors in support of the program plan and schedule.

9.	Contractor Responsibilities- Other

Contractor’s inflight crews shall not knowingly interfere with the operation of the Wi-Fi Equipment [***].

10.	Release of Leased Aircraft

[***]

11.	Confidentiality

[***]

12.	Liability/Risk of Loss

Contractor shall as soon as practicable notify United and Gogo of any damage (except normal wear and tear), destruction, loss (including after any event of default under a Contractor financing agreement that results in the loss of such Wi-Fi Equipment, including as a result of the foreclosure of any lien or the exercise of remedies by any financing party), theft, or governmental taking of any Wi-Fi Equipment or spare parts in Contractor’s custody upon Contractor’s becoming aware thereof and, whether or not covered by Contractor’s insurance (“Event of Loss”) if an Event of Loss occurs, [***].

A.

As between United and Contractor, United agrees to be responsible to Contractor for any damage to a Contractor aircraft that might occur during the installation or maintenance of the Wi-Fi Equipment, in each case caused by or resulting from [***]. If any such damage occurs during such installation or maintenance, upon receipt from Contractor of a claim for the repair of any such damage to a Contractor aircraft or for reimbursement for the cost for repairing any such damage, together with reasonably detailed substantiating details for the amount of any such claim, United agrees to cause such damage to be repaired or to reimburse Contractor for the cost of repairing such damage.

B.

Without limiting any of Contractor’s obligations contained herein, Contractor shall have risk of loss for any Wi-Fi Equipment and related equipment, spares and/or supplies while stored at Contractor’s facilities. In addition, Contractor shall be liable to United for any and all damage or loss of Wi-Fi Equipment installed on Contractor aircraft caused by or resulting from Contractor’s [***].

13.	Installation Schedule and Support for Revenue Launch

A.

Fleet Availability. Contractor shall make its aircraft available to install the Wi-Fi Equipment, and for testing and certification of the Wi-Fi Equipment in accordance with the schedule set forth in Exhibit B to this Attachment 3. If Gogo requests an Equipped Aircraft inspection, then Gogo will provide Contractor with at least [***] notice prior to requesting Contractor to perform such aircraft inspection. If at least [***] prior notice is not practical under the circumstances, Contractor will use commercially reasonable efforts to conduct such inspection.

B.

Contractor Resources. Contractor will (i) make engineering resources reasonably available to Gogo on an agreed-upon schedule to assist with technical aircraft and cabin surveys, and (ii) provide information on existing aircraft systems and design-for-maintenance knowledge.

14.	Marketing Plan

A.

Initiatives. Contractor will use its commercially reasonable efforts to inform and direct their employees to keep the Wi-Fi Equipment turned on at all times. Contractor’s employees will: (a) make timely announcements to passengers on Equipped Aircraft regarding the availability of Wi-Fi Services for customers to use; and (b) keep the seatbacks on the Equipped Aircraft stocked with seatback cards containing information about Wi- Fi Services at all times. United shall supply Contractor with a sufficient amount of such seatback cards so that Contractor can comply with this obligation.

B.

Marketing and Publicity. Contractor will not use Gogo’s or United’s logotypes, trade names, trademarks, service marks, or other proprietary marks or words, in any public statements, press releases, advertising or promotional materials with respect to the Wi-Fi Services or this Amendment without the respective party’s consent, except where a specific use has been approved in advance and in writing (e-mail will constitute a writing for this purpose).

15.	Wi-Fi Installation Costs

United agrees to timely purchase and pay for all materials, consumables, equipment, shipping and reasonable labor costs for the installation project, including all engineering and certification services, necessary or appropriate to complete the installation of the Wi-Fi Equipment as quickly as possible. United will reimburse Contractor for certain reasonable out-of-pocket costs incurred by Contractor related to the items in this Section 15; provided, [***]

16.	Removal of Wi-Fi Equipment

At United’s cost and expense, United may remove the Wi-Fi Equipment at any time [***], and upon any such removal, United shall as soon as practicable repair any damage to the Contractor aircraft caused by such removal, [***], except to the extent any such cost or expense is directly and proximately caused by or is resulting from the negligence or willful misconduct of Contractor or its agents, which shall be borne by Contractor.

17.	Ownership of Wi-Fi Equipment and Related Covenants.

A.

United will own, at all times, the Wi-Fi Equipment; provided, that, with respect to any Aircraft Used in United Express Services leased by Contractor from third parties or owned by Contractor, unless otherwise agreed between United and Contractor at such time, at the termination of the lease United may elect to remove such equipment upon notice from Contractor at United’s cost and expense and will repair any damage caused by such removal, except to the extent any such cost or expense is directly and proximately caused by or is resulting from any negligence or willful misconduct of Contractor or its agents (excluding United, Gogo and their respective agents), which shall be borne by Contractor.

B.

The Wi-Fi Equipment will be free from all liens or other encumbrances created by Contractor or any third party arising by, through or under Contractor or its affiliates, including, but not limited to, with respect to Contractor aircraft subject to debt financing. Any financing lien on an aircraft shall not apply to the Wi-Fi Equipment at the time such Wi-Fi Equipment is added to the aircraft.

C.

United agrees, on United’s behalf and on behalf of Gogo, its subcontractors, or any other party claiming an interest in the Wi-Fi Equipment, that none of such parties shall acquire or claim, as against the owners of the Contractor aircraft or any third party providing financing with respect to the Contractor aircraft, any right, title or interest in the Contractor aircraft or any portion thereof (other than the Wi-Fi Equipment and related parts and supplies) by reason of the installation of such Wi-Fi Equipment on Contractor aircraft.

Exhibit A to Attachment 3

[***]

Exhibit B to Attachment 3

[***]

Attachment 4

[***]

Attachment 5

[***]

Attachment 6

[***]